Exhibit 99

                                                 CONTACT:
                                                 James C. Rowan Jr.
                                                 Office:  (860) 722-5180

FOR IMMEDIATE RELEASE

                 HSB GROUP, INC. REPORTS GAINS IN THIRD QUARTER

HARTFORD, Conn., October 26, 1998 -- HSB Group, Inc. (NYSE-HSB), today reported that the third quarter net income per share on a fully diluted basis, was 72 cents. This represents an increase of 41.2 percent, compared to 51 cents per share over the third quarter of 1997.

HSB Group's gross earned insurance premiums grew 40.2 percent. The expense ratio declined to 43.5 percent from 47.4 percent for the third quarter of 1997. The combined ratio -- the sum of losses and expenses as a percentage of insurance revenue -- was 87.9 percent down from 92 percent last year.

HSB's Engineering Services revenues increased 63 percent over the third quarter of 1997. The operating margin was 7.6 percent.

Income from investment operations was $23.4 million compared to $11.4 million in the third quarter of 1997. Year-to-date realized gains are $18.4 million.

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"Our earnings performance confirms that we have successfully  positioned HSB for profitable growth in all of our businesses," said Gordon W. Kreh, chairman of the board, president and chief executive officer.

HSB Group, Inc. is a global provider of insurance products and engineering management consulting services. HSB Group is the parent company of The Hartford Steam Boiler Inspection and Insurance Company, founded in 1866 to provide loss prevention service and insurance to businesses, industries and institutions. For more information about HSB, visit its website at www.hsb.com.

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Summary of Operations
In millions, except per share amounts

                                                                  Quarter                      Year-To-Date
                                                            Ended September 30    Percent      September 30        Percent
                                                             1998       1997      Change      1998        1997     Change
                                                             ----       ----                  ----        ----

Gross earned premium                                       $ 212.5     $ 151.6     40.2%    $ 567.8     $ 456.6     24.4%
Reinsurance                                                  113.0        30.3                278.5        95.7
                                                           -------     -------              -------     -------
   Net earned premium                                         99.5       121.3                289.3       360.9
Claims and adjustment expenses                                44.2        54.1                129.1       157.0
Policy acquisition expenses                                   18.0        23.5                 45.3        67.5
Underwriting and inspection expenses                          26.4        34.2                 83.5       105.5
                                                           -------     -------              -------     -------
   Insurance operating gain                                $  10.9     $   9.5              $  31.4     $  30.9
                                                           -------     -------              -------     -------
     Loss ratio                                               44.4%       44.6%                44.6%       43.5%
     Expense ratio*                                           43.5%       47.4%                44.1%       47.8%
     Combined ratio*                                          87.9%       92.0%                88.7%       91.3%
Engineering services revenues                              $  25.3     $  15.5     63.0%    $  67.7     $  45.2     49.6%
Engineering services expenses                                 23.4        14.5                 62.1        42.3
                                                           -------     -------              -------     -------
   Engineering services operating gain                     $   1.9     $   1.0              $   5.6     $   2.9
                                                           -------     -------              -------     -------
     Engineering services operating margin                     7.6%        6.3%                 8.3%        6.5%
Investment income, net of related interest expense         $  15.5     $   9.1     69.7%    $  46.6     $  25.8     80.9%
Realized investment gains                                      7.9         2.3                 18.4         6.2
                                                           -------     -------              -------     -------
   Income from investment operations                       $  23.4     $  11.4              $  65.0     $  32.0
Interest expense                                               0.2         0.4                  0.5         0.9
Gain on sale of IRI                                            -           -                   39.0         -
Income from continuing operations before income taxes
   and distributions on capital securities                 $  36.0     $  21.5              $ 140.5     $  64.9
Income taxes                                                   9.3         5.3                 41.1        16.5
Distribution on capital securities of subsidiary trusts,
   net of tax                                                  4.6         1.0                 13.8         1.0
                                                           -------     -------              -------     -------
Income from continuing operations                          $  22.1     $  15.2              $  85.6     $  47.4
Discontinued operations:
After tax gain on disposal of Radian International LLC,
   net of deferred loss of $6.6 million                        -           -                   30.3         -
                                                           -----       -----                -------     -----
Net income                                                 $  22.1     $  15.2              $ 115.9     $  47.4
                                                           =======     =======              =======     =======
Earnings per share-assuming dilution:
   Income from continuing operations                       $   0.72    $   0.51    41.2%    $   2.71    $   1.56    73.7%
   Net income                                              $   0.72    $   0.51    41.2%    $   3.57    $   1.56   128.8%
Dividends declared per common share                        $   0.42    $   0.38             $   1.22    $   1.16
Average common shares outstanding and common stock
   equivalents                                                35.3        29.9                 35.3        30.2

*Excludes goodwill amortization related to EIG.
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Summary of Financial Position
In millions, except per share amounts

                                                                                                             Percent
                                                                 September 30, 1998     December 31, 1997    Change
                                                                 ------------------     -----------------    -------
Assets
   Cash and short-term investments                                   $   104.2             $   424.5
   Fixed maturities, at fair value                                       555.9                 248.4
   Equity securities, at fair value                                      409.4                 323.8
                                                                     ---------             ---------
      Cash and invested assets                                         1,069.5                 996.7
   Reinsurance assets                                                    531.0                 124.5
   Insurance premiums receivable                                         155.1                 138.0
   Engineering services receivable                                        26.9                  12.2
   Fixed assets                                                           42.8                  36.4
   Investment in Radian                                                    -                    83.4
   Other assets                                                          219.3                 149.0
                                                                     ---------             ---------
      Total assets                                                   $ 2,044.6             $ 1,540.2          32.7%
                                                                     =========             =========

Liabilities
   Unearned - insurance premiums and ceding commissions              $   473.6             $   290.3
   Claims and adjustment expenses                                        458.2                 276.7
   Total borrowings                                                       29.5                  67.5
   Other liabilities                                                     261.1                 151.5
                                                                     ---------             ---------
      Total liabilities                                                1,222.4                 786.0
Company obligated mandatorily redeemable capital
   securities of subsidiary Trust I holding solely
   junior subordinated deferrable interest debentures
   of the Company, net of unamortized discount                           108.9                 108.9
Company obligated mandatorily redeemable convertible
   capital securities of subsidiary Trust II holding solely
   junior subordinated deferrable interest debentures
   of the Company                                                        300.0                 300.0
Shareholders' equity                                                     413.3                 345.3
                                                                     ---------             ---------
   Total                                                             $ 2,044.6             $ 1,540.2
                                                                     =========             =========
Shareholders' equity per common share                                $    14.08            $    11.75         19.8%

Based on common shares outstanding of                                     29.4                  29.4
Pro forma shareholders' equity per common share
   assuming conversion of Trust II capital securities
   and net exercise of in the money HSB stock options                $    20.33            $    18.46
Based on pro forma common shares outstanding                              35.1                  35.0

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